                                                                     EXHIBIT 4.6

                             INTERCREDITOR AGREEMENT

FOR VALUE RECEIVED, and in order to induce LAURUS MASTER FUND, LTD. ("Laurus") now and from time to time hereafter to extend financial accommodations to, or otherwise extend or continue to extend credit to or for the benefit of NUMEREX CORP., NUMEREX SOLUTIONS LLC, CELLEMETRY LLC, NUMEREX INVESTMENT CORP., BROADBANK NETWORKS INC., BNI SOLUTIONS LLC, DIGILOG INC., DCX SYSTEMS INC., DCX SYSTEMS AUSTRALIA PTY LIMITED, MOBILEGUARDIAN LLC AND ANY SUBSIDIARIES FORMED AFTER THE DATE HEREOF (each a "Company" and, collectively, the "Companies"), the undersigned (the "Creditor") does hereby subordinate payment of all indebtedness of each Company to Creditor of every nature, howsoever evidenced, incurred or created (including, without limitation, under any guaranty agreement), and whether now or hereafter owing (collectively, the "Subordinated Indebtedness") to: (x) the Obligations (as defined in the Security Agreement among Laurus and each Company as the same may from time to time be or have been amended, restated, extended or supplemented, the "Security Agreement"), and (y) all other indebtedness of each Company to Laurus of every nature, howsoever evidenced, incurred or created, and whether now or hereafter owing ((x) and (y) collectively, the "Obligations").

Creditor further subordinates to Laurus any and all liens and security interests on the assets of each Company heretofore and from time to time hereafter received by Creditor to secure the payment of the Subordinated Indebtedness or as security for any other indebtedness of any Company to Creditor, howsoever evidenced, incurred or created, and whether now or hereafter owing ("Creditor's Liens"), and in connection therewith agrees that: (i) any and all liens and security interests upon the assets of each Company heretofore and from time to time hereafter received by Laurus as security for the Obligations shall be superior to and take priority over Creditor's Liens, regardless of the order of filing or perfection; (ii) Laurus shall not owe any duty to Creditor whatsoever as a result of or in connection with Creditor's Liens, and, without limiting the foregoing, Laurus shall not owe to Creditor any duty of notice, marshalling of assets or protection of the rights or interests of Creditor; and (iii) so long as this Intercreditor Agreement shall be in effect, Creditor will not take any action to foreclose or otherwise enforce any of Creditor's Liens. Laurus shall have the exclusive right to manage, perform and enforce the underlying terms of the Security Agreement relating to the assets of each Company and to exercise and enforce its rights according to its discretion. Creditor waives all rights to affect the method or challenge the appropriateness of any action taken by Laurus in connection with Laurus's enforcement of its rights under the Security Agreement and any and all documents, instruments and agreements entered into in connection therewith. Only Laurus shall have the right to restrict, permit, approve or disapprove the sale, transfer or other disposition of the assets of any Company; provided, however, that Laurus shall have no right to restrict, permit, approve or disapprove a Non-Core Asset Sale (as defined in the Security Agreement) so long as such Non-Core Asset Sale is permitted to be made in accordance with the terms of the Security Agreement. As between Laurus and Creditor, the terms of this Intercreditor Agreement shall govern even if all or part of Laurus's liens are avoided, disallowed, set aside or otherwise invalidated.

Upon any distribution of the assets or readjustment of the indebtedness of any Company, whether by reason of liquidation, composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any of the Subordinated Indebtedness, or the application of the assets of any Company to the payment or liquidation thereof, Laurus shall be entitled to receive payment in full of any and all Obligations then owing to it by each Company prior to the payment of all or any part of the Subordinated Indebtedness, and in order to enable Laurus to enforce its rights hereunder in any such action or proceeding, Laurus is hereby irrevocably authorized and empowered in its discretion as attorney in fact for Creditor to make and present for and on behalf of Creditor such proofs of claims against each Company on account of the Subordinated Indebtedness as Laurus may deem expedient or proper and to vote such proofs of claims in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply same on account of any Obligations owing to Laurus by each Company.

Creditor will execute and deliver to Laurus from time to time such assignments or other instruments as may be required by Laurus in order to enable it to enforce any and all such claims and to collect any and all dividends or other payments or disbursements which may be made at any time on account of all or any part of the Subordinated Indebtedness.

Creditor hereby acknowledges that the Subordinated Indebtedness is and shall be expressly subordinated in right of payment to the Obligations. Creditor will not now or hereafter directly or indirectly ask, demand, sue for, take or receive payment of all or any part of the Subordinated Indebtedness or any collateral therefor, and no Company will be obligated to make any such payment, and the failure of any Company so to do shall not constitute a default by such Company in respect of the Subordinated Indebtedness; provided, however, so long as no Event of Default (as defined in the Security Agreement) shall have occurred and be continuing or would occur after giving effect to such payment, Digilog Inc. may pay and Creditor may receive regularly scheduled payments of interest on the Subordinated Indebtedness as in effect on the date hereof. In the event Creditor shall receive any payment in respect of the Subordinated Indebtedness when Creditor is not permitted to receive such payment in accordance with the terms of this Intercreditor Agreement, then Creditor shall forthwith deliver, or cause to be delivered, the same to Laurus in precisely the form held by Creditor (except for any necessary endorsement) and until so delivered the same shall be held in trust by Creditor as the property of Laurus.

Creditor will not at any time while this Intercreditor Agreement remains in effect, assign or transfer any right, claim or interest of any kind in or to any of the Subordinated Indebtedness or any collateral therefor without the prior written consent of Laurus. Creditor will, upon request of Laurus, deliver to Laurus any note or other agreement, instrument or document which evidences any Subordinated Indebtedness.

Laurus may at any time, in its discretion, renew or extend the time of payment of all or any existing or future Obligations of any Company to Laurus or waive or release any collateral which may be held therefor at any time, and in connection therewith may make and enter into any such agreement or agreements as it may deem proper or desirable without notice to or the consent of Creditor and without in any manner impairing or affecting this Intercreditor Agreement or any of Laurus's rights hereunder.

Creditor warrants to Laurus that: (i) Creditor is the owner of the Subordinated Indebtedness; (ii) Creditor has the full right, power and authority to make, execute and deliver this Intercreditor Agreement; (iii) Creditor has not heretofore assigned, pledged or granted a security interest or other lien, right or interest in the Subordinated Indebtedness or any instrument or document evidencing the Subordinated indebtedness to any third party; (iv) this Intercreditor Agreement is valid and binding upon Creditor and is and will be enforceable by Laurus in accordance with its terms (except as limited by bankruptcy and other laws affecting the rights of creditors generally); and (v) no Company is now in default with respect to the Subordinated Indebtedness or any part thereof. This Intercreditor Agreement shall be effective as of the date hereof and shall continue in effect until all of the Obligations have been paid in cash, performed and satisfied in full.

This Intercreditor Agreement shall be binding upon Creditor and Creditor's heirs, personal representatives, successors and assigns, as applicable, and shall inure to the benefit of Laurus and its successors and assigns.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

THE PARTIES HERETO DO HEREBY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF THIS AGREEMENT. EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INTERCREDITOR AGREEMENT. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT ACTION OR PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY SUCH SUIT ACTION OR PROCEEDING BROUGHT IN SUCH A COURT, AFTER ALL APPROPRIATE APPEALS, SHALL BE CONCLUSIVE AND BINDING UPON IT.

Dated: January __, 2004

CREDITOR:

ALETHEA LIMITED PARTNERSHIP

/s/ Stratton J. Nicolaides
---------------------------------------------------
By:  Stratton J. Nicolaides
Its: Chairman

Address: c/o Salisbury & Ryan
        -------------------------------
1325 Avenue of The Americas, New York, NY 10019
------------------------------------------------
Attention: Stratton J. Nicolaides/Andrew J. Ryan
          --------------------------------------
Telephone No.: 212-977-4660
              ----------------------------------
Telefax No.: 212-977-4668
            ------------------------------------

ACKNOWLEDGED AND ACCEPTED:

LAURUS MASTER FUND, LTD.

By: /s/ David Grin
   ----------------------------
Its:
    ----------------------------

Address: 825 Third Avenue
         New York, NY 10022
Attention: David Grin
Telephone No.: (212) 541-5800
Telefax No.: (212) 541-4434

                 AGREEMENT NOT TO PAY SUBORDINATED INDEBTEDNESS

The undersigned hereby acknowledge receipt of a copy of the above and foregoing Intercreditor Agreement and agree not to pay any of the Subordinated Indebtedness except as expressly permitted therein.

NUMEREX CORP.

By: /s/ Stratton J. Nicolaides
   ----------------------------------------
Its: Chairman and CEO
    ---------------------------------------

NUMEREX SOLUTIONS LLC

By: /s/ Stratton J. Nicolaides
   ----------------------------------------
Its: Manager
    ---------------------------------------

CELLEMETRY LLC

By: /s/ Stratton J. Nicolaides
   ----------------------------------------
Its: Manager
    ---------------------------------------

NUMEREX INVESTMENT CORP..

By: /s/ Stratton J. Nicolaides
   ----------------------------------------
Its: CEO
    ---------------------------------------

BROADBANK NETWORKS INC.

By: /s/ Stratton J. Nicolaides
   ----------------------------------------
Its: CEO
    ---------------------------------------

BNI SOLUTIONS LLC

By: /s/ Stratton J. Nicolaides
   ----------------------------------------
Its: Manager
    ---------------------------------------

DIGILOG INC.

By: /s/ Stratton J. Nicolaides
   ----------------------------------------
Its: CEO
    ---------------------------------------

DCX SYSTEMS INC.

By: /s/ Stratton J. Nicolaides
   ----------------------------------------
Its: CEO
    ---------------------------------------

DCX SYSTEMS AUSTRALIA PTY LIMITED

By: /s/ Stratton J. Nicolaides
   ----------------------------------------
Its: Director
    ---------------------------------------

MOBILEGUARDIAN LLC

By: /s/ Stratton J. Nicolaides
   ----------------------------------------
Its: Manager
    ---------------------------------------

STATE OF Georgia   )
         :  ss.:
COUNTY OF Cobb     )

On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the Chairman/CEO of Numerex Corp., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                                     /s/ Pamela S. Lester
                                                     -------------------------
                                                     Notary Public

STATE OF Georgia   )
         :  ss.:
COUNTY OF Cobb     )


On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the Manager of Numerex Solutions LLC, the limited liability company described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said limited liability company.


                                                     /s/ Pamela S. Lester
                                                     -------------------------
                                                     Notary Public

STATE OF Georgia   )
         :  ss.:
COUNTY OF Cobb     )


On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the CEO of Numerex Investment Corp., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                                     /s/ Pamela S. Lester
                                                     -------------------------
                                                     Notary Public

STATE OF Georgia   )
         :  ss.:
COUNTY OF Cobb     )


On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the CEO of BroadBank Networks Inc., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                                     /s/ Pamela S. Lester
                                                     -------------------------
                                                     Notary Public

STATE OF Georgia   )
         :  ss.:
COUNTY OF Cobb     )


On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the Manager of BNI Solutions LLC, the limited liability company described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said limited liability company.

                                                     /s/ Pamela S. Lester
                                                     -------------------------
                                                     Notary Public

STATE OF Georgia   )
         :  ss.:
COUNTY OF Cobb     )


On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the CEO of Digilog Inc., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                                     /s/ Pamela S. Lester
                                                     -------------------------
                                                     Notary Public

STATE OF Georgia   )
         :  ss.:
COUNTY OF Cobb     )


On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the CEO of DCX Systems Inc., the corporation described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said corporation.


                                                     /s/ Pamela S. Lester
                                                     -------------------------
                                                     Notary Public

STATE OF Georgia   )
         :  ss.:
COUNTY OF Cobb     )


On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the Director of DCX Systems Australia PTY Limited, the ______________ described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said
__________________.


                                                     /s/ Pamela S. Lester
                                                     -------------------------
                                                     Notary Public

STATE OF Georgia   )
         :  ss.:
COUNTY OF Cobb     )


On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the Chairman of Alethea Limited Partnership, the limited partnership described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said limited partnership.


                                                     /s/ Pamela S. Lester
                                                     -------------------------
                                                     Notary Public

STATE OF Georgia   )
         :  ss.:
COUNTY OF Cobb     )


On the 13th day of January, 2004, before me personally came Stratton J. Nicolaides to me known, who, being by me duly sworn did depose and say that s/he is the Manager of MobileGuardian LLC, the limited liability company described in and which executed the above instrument; and that s/he signed her/his name thereto by order of the board of directors of said limited liability company.


                                                     /s/ Pamela S. Lester
                                                     -------------------------
                                                     Notary Public